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                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549


                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                      the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) - June 22, 2001


                       PLAINS ALL AMERICAN PIPELINE, L.P.
                (Name of Registrant as specified in its charter)



           DELAWARE                        0-9808                 76-0582150
  (State or other jurisdiction     (Commission File Number)    (I.R.S.Employer
of incorporation or organization)                            Identification No.)


                          500 DALLAS STREET, SUITE 700
                              HOUSTON, TEXAS 77002
                                 (713) 654-1414
              (Address, including zip code, and telephone number,
       including area code, of Registrant's principal executive offices)



                                      N/A
         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

  Plains All American Pipeline, L.P. has commenced a private placement of senior notes due 2011 pursuant to exemptions from registration of the offering under the Securities Act of 1933. This Form 8-K does not constitute an offer to sell or a solicitation of an offer to buy the notes. The offering of notes will not be registered under the Securities Act or applicable state securities laws and the notes may not be offered or sold in the United States absent available exemptions from such registration requirements. Certain financial statements included in the offering memorandum have not been previously publicly disclosed, and are attached to this Form 8-K as Exhibits 99.1, 99.2, 99.3 and 99.4.

Item 7.  Financial Statements and Exhibits

      (c)  Exhibits

      99.1 Murphy Oil Company Ltd. Supply and Transportation Business Unaudited Interim Financial Statements.

      99.2 Murphy Oil Company Ltd. Supply and Transportation Business Financial Statements.

      99.3 Summary Selected Historical and Pro Forma Financial and Operating Data for Plains All American Pipeline, L.P.

      99.4 Unaudited Pro Forma Consolidated Financial Statements of Plains All American Pipeline, L.P.
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PLAINS ALL AMERICAN PIPELINE, L.P.

Date:  June 25, 2001                  By:  Plains AAP, L.P., its general partner

                                      By:  Plains All American GP LLC,
                                            its general partner

                                      By:  /s/ Tim Moore
                                          -----------------------------------
                                          Name:  Tim Moore
                                          Title: Vice President
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                               INDEX TO EXHIBITS


      99.1 Murphy Oil Company Ltd. Supply and Transportation Business Unaudited Interim Financial Statements.

      99.2 Murphy Oil Company Ltd. Supply and Transportation Business Financial Statements.

      99.3 Summary Selected Historical and Pro Forma Financial and Operating Data for Plains All American Pipeline, L.P.

      99.4 Unaudited Pro Forma Consolidated Financial Statements of Plains All American Pipeline, L.P.